                        UNITED STATES

              SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549

                          FORM 8-K

                       CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2004

                PARAMCO FINANCIAL GROUP, INC.

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   (Exact name of registrant as specified in its charter)

   Delaware                000-32495                 88-0441287

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(State or other       (Commission File No.)       (I.R.S. Employer

jurisdiction of                                  Identification No.)

incorporation or

 organization)

     4610 So. Ulster Street, Suite 150, Denver, Colorado 80237

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             (Address of principal executive offices)

 Registrant's telephone number, including area code:   (720)528-7303

                                N/A

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   (Former name or former address, if changed since last report)

Item 5.02.    Resignations of Registrant's Directors.

On October 9, 2004, The Board of Directors voted to add Michael S. Goodlett, Sr. and Michael Reyna as Directors of the Company.  The board then appointed Michael Goodlett, Sr. as Secretary and Treasurer; and re-appointed Douglas Gregg as President and Chief Executive Officer of the Company, replacing Paul Sidey. Mr. Sidey then resigned as Director on October 13, 2004.

                         SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant had duly caused this report to be signed by the undersigned hereunto duly authorized.

Date:    October 13, 2004      PARAMCO FINANCIAL GROUP, INC.

                              /s/ Douglas Gregg

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                              President